Supplement to Accumulation Life® Prospectus
Supplement dated July 28, 2015 to
Prospectus dated April 30, 1998 as supplemented

Please use the following contact information when inquiring about your Policy.

For general correspondence, we are transitioning to a new Administrative Office address. For a period of time, we will accept general correspondence at both our current and new Administrative Office addresses at either:

New: Symetra Life Insurance Company Individual Life Division PO Box 34690 Seattle, WA 98124-1690 1-800-796-3872	or	Current: Symetra Life Insurance Company PO Box 7902 London, KY 40742-9899 1-800-796-3872
Effective October 12, 2015, we will have one Administrative Office located at the following address:
Symetra Life Insurance Company Individual Life Division PO Box 34690 Seattle, WA 98124-1690 1-800-796-3872
Therefore, the London, Kentucky address listed above will no longer accept mail as our Administrative Office. All general correspondence should be sent to the Seattle, Washington address. On and after October 12, 2015, any general correspondence sent to the London, Kentucky address will experience delays and we will not deem it received by us until it is forwarded to our Seattle, Washington Administrative Office and received in our processing office.

Please forward premium payments to: PO Box 34815 Seattle, WA 98124
We will not deem correspondence, including transactional inquiries, and premium payments, sent to any other address as received by us until they are picked up at the addresses listed above and delivered to our processing office.

For overnight mail, please contact us at our Home Office: 777 108th Ave. NE, Suite 1200 Bellevue, WA 98004		On the internet, please go to: http:\\www.symetra.com